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                                                                    Exhibit 3.42


                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 12:15 PM 02/11/2003
                                                          030088991 - 3624626






                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                           JORDAN VALLEY HOSPITAL, LP



     The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, hereby certifies as follows:

1.   The name of the Partnership is Jordan Valley Hospital, LP

2. The name and address of the registered agent of Jordan Valley Hospital, LP, is The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle.

3. The name and business, residence or mailing address of the sole general partner is as follows:


                 NAME                                   ADDRESS
                 ----                                   -------
    IASIS Healthcare Holdings, Inc.           113 Seabord Lane, Suite A200
                                               Franklin, Tennessee 37067


4. This Certificate of Limited Partnership shall be effective on February 11, 2003 at 12:01 a.m.

     IN WITNESS WHEREOF, the undersigned, being the sole general partner of the Partnership, has caused this Certificate of Limited Partnership to be duly executed as of this 11th day of February, 2003.


                                        IASIS HEALTHCARE HOLDINGS, INC., General
                                        Partner



                                        By:   /s/ W. Carl Whitmer
                                            -----------------------------------
                                        Name: W. Carl Whitmer
                                        Title: Chief Financial Officer